      As filed with the Securities and Exchange Commission on May 26, 2000
================================================================================
                                                     Registration No. 333-
                                                                          ------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                          ----------------------------
                          LANDMARK SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


               Virginia                                       54-1221302
               --------                                       ----------
    (State or Other Jurisdiction of                        (I.R.S. Employer
    Incorporation or Organization)                        Identification No.)


                           12700 Sunrise Valley Drive
                             Reston, Virginia 20191
                                 (703) 464-1300
                    (Address of Principal Executive Offices)

                          ----------------------------
                          LANDMARK SYSTEMS CORPORATION
                            1994 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)
                          ----------------------------
                            Frederick S. Rolandi, III
                             Chief Financial Officer
                           12700 Sunrise Valley Drive
                             Reston, Virginia 20191
                     (Name and Address of Agent for Service)

                                 (703) 464-1440
                                 --------------
          (Telephone Number, Including Area Code, of Agent for Service)
                                   Copies to:
                              Danielle Srour, Esq.
                                  Shaw Pittman
                               2300 N Street, N.W.
                             Washington, D.C. 20037
                                 (202) 663-8000

                         CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------
                                                Proposed Maximum          Proposed Maximum              Amount Of
Title Of Securities To Be    Amount To Be      Aggregate Offering        Aggregate Offering            Registration
      Registered             Registered         Price Per Share                 Price                      Fee
---------------------------------------------------------------------------------------------------------------------
Common Stock,                 1,500,000(1)       $   6.34(2)                 $9,510,000(2)            $    2,511
$0.01 par value
per share
----------------------------------------------------------------------------------------------------------------------


 (1) AMOUNT REPRESENTS THE NUMBER OF SHARES ISSUABLE PURSUANT TO THE LANDMARK SYSTEMS CORPORATION 1994 STOCK INCENTIVE PLAN IN ADDITION TO THE 3,000,000 SHARES OF COMMON STOCK REGISTERED ON REGISTRATION STATEMENT NO. 333-46417. THIS REGISTRATION STATEMENT SHALL ALSO COVER ANY ADDITIONAL SHARES OF COMMON STOCK, WHICH MAY BECOME ISSUABLE BY REASON OF ANY STOCK DIVIDEND, STOCK SPLIT, RECAPITALIZATION OR OTHER SIMILAR TRANSACTIONS IN ACCORDANCE WITH RULE 416 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

(2) ESTIMATED SOLELY FOR THE PURPOSE OF CALCULATING THE REGISTRATION FEE PURSUANT TO RULE 457(c) AND RULE 457(h) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BASED UPON THE AVERAGE HIGH AND LOW PRICES OF THE COMMON STOCK AS REPORTED ON THE NASDAQ NATIONAL MARKET AS OF MAY 23, 2000.

              INTRODUCTORY STATEMENT NOT FORMING PART OF PROSPECTUS

       This Registration Statement relates to the registration of additional shares under the Landmark Systems Corporation 1994 Stock Incentive Plan. Shares to be issued pursuant to that plan were registered pursuant to a registration statement on Form S-8 (File No. 333-46417), the contents of which are hereby incorporated by reference into this registration statement to the extent they present information not otherwise presented herein.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

       The following documents filed by Landmark Systems Corporation (the "Registrant") with the Securities and Exchange Commission (the "Commission") are incorporated herein by this reference and made a part hereof:

       (a)    Annual Report on Form 10-K for the year ended December 31, 1999.

       (b)    Quarterly Report on Form 10-Q for the quarter ended March 31,
              2000.

       (c)    Report on Form 8-K filed on February 17, 2000.

       (d)    Report on Form 8-K filed on March 3, 2000.

       (e) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed with the Commission to register the Common Stock of the Registrant under
              Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purposes of updating such description.

       In addition, all documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date hereof, and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which de-registers all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

ITEM 8.  EXHIBITS.

         Exhibit
         Number     Description of Exhibit
         ------     ----------------------

         4.1 Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-35629)).

         4.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-35629)).

         4.3 Specimen common stock certificate (incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-35629)).

         5.1 Opinion of Shaw Pittman as to the legality of the securities being registered (filed herewith).

         23.1       Consent of Shaw Pittman (filed herewith as part of Exhibit
                    5.1).

         23.2       Consent of PricewaterhouseCoopers LLP (filed herewith).

         24.1       Powers of Attorney (included on signature page).

         99.1 Landmark Systems Corporation 1994 Stock Incentive Plan, as amended (incorporated by reference to Exhibit 10.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 (File No. 0-23373)).

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Reston, Virginia, on this 26th day of May, 2000.


                                    Landmark Systems Corporation
                                    a Virginia corporation
                                    (Registrant)

                                    /s/ KATHERINE K. CLARK
                                    ----------------------
                                    Katherine K. Clark
                                    President and Chief Executive Officer


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Katherine K. Clark and Frederick S. Rolandi, III, each acting individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the date indicated.


Name                                                     Title                                                        Date
----                                                     -----                                                        ----
 /s/ Katherine K. Clark                                  President, Chief Executive Officer and                  May 26, 2000
--------------------------------------                   Director (Principal Executive Officer)
Katherine K. Clark



 /s/ Frederick S. Rolandi, III                           Vice President, Chief Financial Officer,                May 26, 2000
--------------------------------------                   Secretary and Treasurer (Principal Financial
Frederick S. Rolandi, III                                and Accounting Officer)


 /s/ Patrick H. McGettigan                               Chairman of the Board of Directors                      May 26, 2000
--------------------------------------
Patrick H. McGettigan


 /s/ T. Eugene Blanchard                                 Director                                                May 26, 2000
--------------------------------------
T. Eugene Blanchard


 /s/ James P. Donehey                                    Director                                                May 26, 2000
--------------------------------------
James P. Donehey


 /s/ Patrick W. Gross                                    Director                                                May 26, 2000
--------------------------------------
Patrick W. Gross


 /s/ Sudhakar V. Shenoy                                  Director                                                May 26, 2000
--------------------------------------
Sudhakar V. Shenoy

                                       5

                                  EXHIBIT INDEX

      Exhibit
      Number      Description of Exhibit
      ------      ----------------------

      4.1 Articles of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-35629)).

      4.2 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-35629)).

      4.3 Specimen common stock certificate (incorporated by reference to Exhibit 4.2 to the Registrant's Registration Statement on Form S-1 (File No. 333-35629)).

      5.1 Opinion of Shaw Pittman as to the legality of the securities being registered (filed herewith).

      23.1        Consent of Shaw Pittman (filed herewith as part of Exhibit
                  5.1).

      23.2        Consent of PricewaterhouseCoopers LLP (filed herewith).

      24.1        Powers of Attorney (included on signature page).

      99.1 Landmark Systems Corporation 1994 Stock Incentive Plan, as amended (incorporated by reference to Exhibit 10.5 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 (File No. 0-23373)).





                                       6